THIS MORTGAGE, made the 2nd day of December, 1998, BETWEEN WESTERN
BEEF PROPERTIES, INC., a New York corporation with a principal office and place of business at 47-05 Metropolitan Avenue, Ridgewood, New York 11383 (hereinafter called the "Owner"), the mortgagor, and NORTH FORK BANK, a New York banking corporation having an office at 275 Broad Hollow Road, Melville, New York 11747 (hereinafter called the "Mortgagee"), the mortgagee

                                   WITNESSETH

            That to secure the payment of an indebtedness in the sum of ONE MILLION SEVEN HUNDRED THOUSAND ($1,700,000.00) DOLLARS lawful money of the United States, together with interest thereon (the "Indebtedness") as evidenced by a note of even date (the "Note"), the Owner hereby mortgages to the Mortgagee the entire premises hereinafter described, which premises are located at 1030 Union Avenue, Bronx, New York (Block 2679, Lot 1), a/k/a 1041 Prospect Avenue, Bronx, New York, a/k/a 815-23 E. 165th Street, Bronx, New York, 1057-59
Prospect Avenue, Bronx, New York (Block 2679 Lot 34), 1053-1055 Prospect Avenue, Bronx, New York (Block 2679, Lot 34), East 165th Street, Bronx, New York (Block 2679, Lot 57) and 1020 Union Avenue, Bronx, New York (Block 2679, Lot 63), (hereinafter referred to as the "Premises"), and being more particularly described in Exhibit A annexed hereto and made a part hereof.

            TOGETHER with all right, title and interest of the Owner in and to the land lying in the streets and roads in front of and adjoining said premises.

            TOGETHER with all fixtures, chattels and articles of personal property now or hereafter permanently attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery, and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto;

            TOGETHER with all awards heretofore and hereafter made to the Owner for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said Owner hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the Mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

            The Mortgage is and shall be and remain a valid first lien against the Premises, and is and shall be and remain also a lien on, and is hereby spread to cover the entire Premises and all buildings, improvements, fixtures and articles of personal property now or hereafter permanently affixed to, placed upon or used in connection with the operation of the Premises and the proceeds thereof, all of which are covered by the Mortgage, which Mortgage shall also constitute a security agreement. This provision shall be self-operative, but the Owner will execute and deliver to the Mortgagee on demand, and hereby irrevocably appoints the Mortgagee the attorney-in-fact of the Owner to execute, deliver and file such financing statements and other instruments as the Mortgagee may require in order to impose the lien of the Mortgage upon said fixtures and personal property. If the lien of the Mortgage on any fixtures or personal property is subject to a security interest covering such fixtures or personal property, then in the event of any default under the Mortgage, all the right, title and interest to the Owner in and to any and all deposits are hereby assigned to the Mortgagee, together with the benefit of any payments now or hereafter made thereon.

            The Mortgage is and shall be and remain also a valid first lien on, and is hereby spread to cover all proceeds of the conversion, voluntary or involuntary, of the Premises or any part thereof into cash or liquidated claims, including, without limitation, proceeds of casualty insurance, title insurance or any other insurance maintained on the Premises and the Building Equipment (as herein defined), and to all awards and/or other compensation ("Awards") heretofore and hereafter made to the Owners of the Premises and Building Equipment by any governmental or other lawful authorities for the taking, by eminent domain, condemnation or otherwise, of all or any part of the Premises and Building Equipment or any easement or other rights therein, including Awards for any change of grade of streets.

            The Mortgage is and shall be and remain also a valid first lien on, and is hereby spread to cover (i) all rents, issues and profits, revenues, income and other benefits due or to become due to the Owner for the use, operation or occupancy of the Premises, (ii) any amounts refunded or to be refunded by taxing authorities from amounts paid for real estate taxes, water and sewer rents and charges affecting the Premises, and (iii) any amounts refunded or to be refunded by any insurer from amounts paid for insurance premiums for insurance affecting the Premises.

            AND the Owner further covenants with the Mortgagee as follows:

            1. That the Owner will punctually pay the Indebtedness as hereinbefore provided, all in legal tender of the United States of America for the payment of public or private debt.

            2. (a) That the Owner shall keep the buildings on the mortgaged premises and all fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with the mortgaged premises, including, without limitation, furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, dishwashers, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, computers, security equipment, plants and shrubbery, and all other equipment and machinery, appliances, fittings and fixtures of every kind in or used in the operation of the buildings standing on the mortgaged premises, and any and all replacements thereof and additions thereto (collectively, the "Building Equipment"), insured for the benefit of the Mortgagee (i) against loss by fire; and other hazards covered by an all-risk coverage insurance policy for the full insurable value thereof (which, unless the Mortgagee shall otherwise agree in writing, shall mean the full repair and replacement value thereof without reduction for depreciation or co-insurance, but in no event less than the outstanding amount of the indebtedness) with deductible from the loss payable for any casualty in amounts approved by Mortgagee, in its sole discretion; all policies of insurance carried in accordance with this subparagraph shall contain a "Replacement Cost Endorsement" satisfactory to Mortgagee; (ii) Boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure piping, heating, air-conditioning and elevator equipment and escalator equipment, provided the Premises contains equipment of such nature; (iii) against war risks as, when and to the extent such insurance is obtainable from the United States of America or an agency thereof; (iv) against loss of rentals due to any of the foregoing causes; (v) against loss by flood if the Premises or any part thereof are located in an area now or hereafter identified by the Secretary of Housing and Urban Development or other identifying agencies as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended or replaced; and (vi) when and to the extent required by the Mortgagee, against any other risk insured against by persons or parties operating like properties in the locality of the Premises; that the Owner will reimburse the Mortgagee for any premiums paid for insurance made by the Mortgagee on the Owner's default in taking out such insurance, or in so assigning and delivering the policies, together with interest thereon at the rate per annum specified in Paragraph 4 hereof, and the same (with interest thereon) shall be added to the indebtedness secured by the Mortgage;

                  (b) that such insurance shall be provided by policies written in terms and amounts, and by companies satisfactory to the Mortgagee, and losses thereunder shall be payable to the Mortgagee pursuant to a New York standard mortgagee endorsement;

                  (c) that regardless of the types or amounts of insurance required and approved by the Mortgagee, the Owner will assign and deliver to the Mortgagee all policies of insurance acquired by the Owner to insure against any loss or damage to the Premises or any part thereof, or evidence of coverage under a blanket policy which shall be satisfactory to the Mortgagee as additional security for the indebtedness;

                  (d) that, notwithstanding the provisions of Subdivision 4 of
Section 254 of the New York Real Property Law, the Mortgagee shall be entitled to retain and apply the proceeds of any insurance, whether against fire or other hazard, to the payment of the indebtedness secured hereby, or, if the Mortgagee in its sole discretion shall so elect, the Mortgagee may, on terms it deems appropriate, hold any or all of such proceeds for application to payment of the cost of restoration;

                  (e) that not less than thirty (30) days prior to the expiration date of each policy furnished by the Owner pursuant to this Article, the Owner will deliver to the Mortgagee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to the Mortgagee; and

                  (f) that in the event of a foreclosure of the Mortgage, the purchaser of the Premises or any part hereof shall succeed to all the rights of the Owner, including any rights to the proceeds of insurance and to unearned premiums, in and to all policies of insurance assigned and delivered (or required to be assigned and delivered) to the Mortgagee pursuant to this Article.

                  (g) all insurance policies and endorsements required hereunder shall be fully paid for and contain such provisions and expiration dates and be in such form and issued by insurance companies satisfactory to Mortgagee and licensed to do business in the State of New York. Each policy shall provide that such policy may not be cancelled or materially changed except upon thirty (30) days' prior written notice to the Mortgagee of the intention of non-renewal, cancellation or material change and that no act or thing done by the Owner shall invalidate the policy as against the Mortgagee. All policies of insurance required by the terms of this Mortgage shall contain an endorsement or agreement by the insurer that any loss shall be payable in accordance with the terms of such policy notwithstanding any act of negligence of Owner which might otherwise result in forfeiture of said insurance and the further agreement of the insurer waiving all rights of set off, counterclaim, recoupment, deduction or subrogation against Owner.

                  (h) in the event of damage or destruction to the Premises or the Building Equipment, whether insured or uninsured, the Owners shall give prompt written notice thereof to the Mortgagee and shall promptly commence and diligently continue to perform repair, restoration and rebuilding of the portion of the Premises and Building Equipment so damaged or destroyed (hereinafter referred to as the "work") to restore the Premises and the Building Equipment in full compliance with all Legal Requirements and so that the Premises and the Building Equipment shall be at least equal in value and general utility as they were prior to the damage or destruction.

                  (i) the Owner immediately shall deliver to the Mortgagee any proceeds of insurance paid on account of any damage or destruction to the Premises ("Proceeds") which are paid directly to the Owner by the casualty insurance carrier with respect to any damage or destruction to the Premises or the Building Equipment, or any part thereof. All Proceeds paid directly to the Owner and delivered to the Mortgagee as aforesaid, together with all Proceeds paid directly to the Mortgagee on account of damage or destruction to the Premises, shall in the Mortgagee's sole discretion be applied by Mortgagee (i) to the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or (ii) upon written request of Owner to the payment of the cost of the work referred to in subparagraph (h) above. All proceeds which are applied, in the Mortgagee's discretion, to the payment of the Indebtedness shall be applied as follows: first, to the payment of delinquency or "late" charges, if any; secondly, to accrued and unpaid interest on the Indebtedness; and thirdly, to the reduction of the principal sum of the Indebtedness; provided, however, that such application to the payment of the Indebtedness shall not release the Owner from, or otherwise affect, the Owner's obligations hereunder to repair and restore the Premises and Building Equipment. It is intended that, anything contained in Subdivision 4 of Section 254 of the New York Real Property Law to the contrary notwithstanding, no trust shall be created by the receipt by the Mortgagee of any proceeds of insurance, but only a debtor-creditor relationship between the Mortgagee and to Owner for an amount equal to but not in excess of such proceeds which the Mortgagee shall be entitled to dispose of as herein provided, nor shall there be any obligations on the Mortgagee to pay any interest thereon.

                  (j) any claims under any policy of insurance provided hereunder shall be settled or adjusted jointly by the

Owner and the Mortgagee; provided, however, in the event that the Owner and the Mortgagee fail to agree, the decision of the Mortgagee shall govern.

            3. That no building or other property now or hereafter covered by the lien of the Mortgage shall be removed, demolished or materially altered without the prior written consent of the Mortgagee, except that Owner shall have the right, without such consent, to remove and dispose of, free from the lien of the Mortgage, such Building Equipment as from time to time may become worn out or obsolete, provided that either (a) simultaneously with or prior to such removal, any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any security agreement, and by such removal and replacement the Owner shall be deemed to have subjected such Building Equipment to the lien of the Mortgage, or (b) any net cash proceeds received from such disposition shall be paid over promptly to the Mortgagee to be applied to the last installments due on the Indebtedness secured by the Mortgage, without any charge for prepayment.

            4. That in the event of any default in the performance of any of the Owner's covenants or agreements herein, the Mortgagee may after giving the notice provided for herein, at the option of the Mortgagee, perform the same and the cost thereof, with interest at a rate equal to five (5%) percent per annum above the then current rate payable under this Note and Mortgage, but in no event in excess of the maximum rate allowed to be charged by law (the "Delinquency Rate"), shall immediately be due from the Owner to the Mortgagee and shall be secured by he Mortgage. Upon a default under the Mortgage or if the principal sum secured by the Mortgage shall not be paid at its maturity, or on its acceleration pursuant to Article 20 or any other provision hereof, interest thereon shall thereafter be computed and paid at the said rate per annum specified in this Article 4. If, after the principal sum secured by the Mortgage becomes immediately due and payable by reason of a default by the Owner under the Note or the Mortgage, or the terms hereof, the Owner, prior to the foreclosure and sale of the Premises, tenders payment of the amount necessary to satisfy the principal amount then owing and all accrued interest and other sums then due under the Note, the Mortgage, and the terms hereof such tender shall constitute an evasion of the prepayment terms under the Note and shall be deemed a voluntary prepayment under the Note, and to the extent permitted by applicable law, the Owner shall pay to the Mortgagee, together with such payment of principal, interest and other sums then due under the Note, a prepayment charge as provided for in the Note, if any.

            5. That the Owner will, except to the extent same are covered by amounts actually paid to the Mortgagee pursuant to Article 36 hereof, pay, prior to the imposition of late penalties, late charges or interest for failure to timely pay same, all taxes, assessments, water rents, sewer rents and other governmental impositions or charges or any kind or nature now or hereafter levied against the Premises, any part thereof, or any articles of personal property covered by the Mortgage, and also (without limitation) any and all license fees or similar charges which may at any time be imposed by the municipality in which the Premises are situated for the use of vaults, chutes, areas and other space beyond the lot line and on or abutting the public sidewalks in front of or adjoining the Premises (together with any and all penalties or interest on any of the foregoing), and in default thereof the Mortgagee may pay the same and the Owner will repay the same with interest thereon at the rate per annum specified in Article 4 hereof, and the same shall be added to the indebtedness secured hereby and be secured by the Mortgage; that upon request of the Mortgagee, the Owner will, upon notice and demand, exhibit to the Mortgagee receipts for the payment of all items specified in this Article prior to the date when the same shall become delinquent.

            6. That the Mortgagee, in any action to foreclose the Mortgage, shall be entitled (without notice of any kind to the Owner, without regard to the adequacy of any security for the debt, and without regard to the solvency of any person, firm or corporation liable for the payment thereof) to the appointment of a receiver of the rents and profits of the Premises.

            7. That the Owner, within three (3) days upon request in person or within ten (10) days upon request by mail, will furnish written statement duly acknowledged setting forth the entire unpaid principal amount secured by the Mortgage, the rate of interest and maturity date hereof, and stating either that no offsets or defenses exist against the mortgage debt, or if such offsets or defenses are alleged to exist, the amount and the nature thereof.

            8. That notice and demand or request may be made in writing and may be served in person or by mail.

            9. That the Owner: (a) warrants title to the Premises and the Building Equipment; (b) shall execute and deliver, from time to time, such further instruments (including further security agreements) as may be requested by the Mortgagee to confirm the lien of the Mortgage on any Building Equipment or otherwise; (c) upon request, shall make, execute, acknowledge, and deliver any and all instruments sufficient for the purpose of confirming the assignment to the Mortgagee of awards for the taking by eminent domain of the whole or any part of the Premises or any easement therein, including any awards for changes of grade of streets, free, clear and discharged of any encumbrances of any kind or nature whatsoever; (d) shall not, without the prior written consent of the Mortgagee, further encumber the Premises for debt or otherwise; (e) shall not, without the prior written consent of the Mortgagee, lease all or substantially all of the Premises or sell, assign, convey or otherwise transfer, directly or indirectly, the Premises or any part thereof or any interest therein, except as may herein otherwise be expressly provided; (f) if the Owner is a corporation, the Owner shall not, nor shall the present holders of a majority of the voting stock thereof shall, without the prior written consent of the Mortgagee, sell, assign, transfer, pledge, hypotheccate or otherwise transfer the Owner's or such stockholders voting stock as security for debt or otherwise; and (g) if the Owner is a partnership, joint venture, syndicate or other group (collectively, the "partnership"), the Owner shall not, nor shall the present holders of a majority of the record or beneficial interest thereof, without the prior written consent of the Mortgagee, sell, assign, transfer, pledge, hypothecate or otherwise transfer the Owner's or any partner's, individual's or entity's interest therein as security for debt or otherwise. North Fork Bank consents to the placement of a second mortgage on the herein described premises in an amount yet to be determined but satisfactory to North Fork Bank and its counsel and in a form satisfactory to North Fork Bank and its counsel. If the Mortgagee and/or its counsel consent to the Owner's making and delivering a subordinate mortgage covering all or any part of the Premises (including a purchase money mortgage), among other requirements that the Mortgagee may impose, any such subordinate mortgage covering the Premises executed and delivered subsequent to the execution and delivery of this Mortgage shall contain express covenants to the effect that (i) such Mortgage is and shall remain in all respects subject and subordinate to the

Mortgage and to any modifications, consolidations, extensions or renewals thereof, (ii) no tenant under any lease of any portion of the Premises will be made a party defendant in any foreclosure of such Subordinate Mortgage, nor will any other action be taken in connection with such foreclosure which would have the effect of terminating any such lease, (iii) no portion of the rents, issues and profits of the Premises shall be collected in connection with the foreclosure of such Subordinate Mortgage except through a receiver appointed by the court in which such foreclosure action is brought, after due notice of the application of the appointment of such receiver shall have been given to the Mortgagee, (iv) the rents, issues and profits collected by any such receiver shall be applied first to the payment of taxes, maintenance and operating charges and disbursements incurred in connection with the operation and maintenance of the Premises and next to the payment of principal and interest due under the Mortgage at the time of such application, before any portion of such rents, issues and profits shall be applied to such Subordinate Mortgage,
(v) if during the pendency of any such foreclosure action, an action shall be brought for the foreclosure of the Mortgage and an application shall be made for an extension of such receivership for the benefit of the Mortgagee, all such rents, issues and profits held by such receiver as of the date of such application shall be applied by the receiver solely for the benefit of the Mortgagee, and the holder of such Subordinate Mortgage shall not be entitled to any portion thereof, and (vi) due notice of the commencement of any foreclosure of such Subordinate Mortgage shall be given to the Mortgagee and true copies of all papers served or entered in such action will be delivered to the Mortgagee.

            10. That in case of a foreclosure sale, the Premises, or so much thereof as may be affected by the Mortgage, may be sold in one parcel (or otherwise, as the Mortgagee shall, from time to time, determine).

            11. That if any action or proceeding be commenced (including, without limitation, an action to foreclose the Mortgage or to collect the indebtedness secured hereby), in which the Mortgagee becomes a party or participates, by reason of being the holder of the Mortgage or the debt secured hereby, all sums paid or incurred by the Mortgagee for the expense of so becoming a party or participating (including reasonable counsel fees) shall on notice and demand be paid by the Owner, together with interest thereon at the rate per annum specified in Article 4 hereof, and shall be a lien on the Premises, prior to any right or title to, interest in, or claim upon, the Premises subordinate to the lien of the Mortgage, and shall be secured by the Mortgage; and that in any action or proceeding to foreclose the Mortgage, or to recover or collect the debt secured hereby, the provisions of law respecting the recovery of costs, disbursements and allowances shall apply in addition to the foregoing. Owner waives any and all right to claim or recover against Mortgagee, its officers, employees, agents and representatives, for loss of or damage to Owner, the Premises, Owner's property or the property of others under Owner's control from any cause whatsoever, except for the willful misconduct or gross negligence of Mortgagee, its officers, employees, agents or representatives.

            12. That the Owner will maintain the Premises and the Building Equipment in good condition and repair, will not commit, permit or suffer any waste thereof or the conduct of any nuisance or unlawful occupation or business on, or use of, the Premises or any part thereof; will not, directly or indirectly, without the prior written consent of the Mortgagee, threaten, commit, permit or suffer to occur any alteration, demolition or removal of the Premises; that the Owner will promptly repair, restore, replace or rebuild any part of the Premises or the Building Equipment now or hereafter subject to the lien of the Mortgage which may be damaged or destroyed by any casualty whatsoever (and whether or not covered by insurance) or which may be affected by any proceeding of the character referred to in Paragraph 13; that Owner will comply with Legal Requirements affecting Owner or the Premises and to cause the tenants under the leases to comply with all Legal Requirements affecting the Premises, whether the same be directed to the erection, repair, manner of use or structural alteration of buildings or otherwise; and that the Owner will not initiate, join in, execute or consent to the creation of or any change in any private restrictive covenant, zoning ordinance, or right created thereunder, or other public or private restrictions, limiting or defining the uses which may be made of the Premises or any part thereof without the prior written consent of the Mortgagee.

            13. (a) The Owner, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, shall notify the Mortgagee of the pendency of such proceedings. The Mortgagee, at its election and in its discretion, may participate in any such proceedings and the Owner, from time to time, shall deliver to the Mortgagee all instruments requested by it to permit such participation. All awards or other taking or purchase in lieu thereof, of the Premises or any portion thereof (the "Awards"), shall be paid in accordance with the provisions of this Paragraph 13. All awards or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to the Mortgagee. The Owner, upon the request by the Mortgagee, shall make, execute and deliver any and all instruments requested for the purposes of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Owner hereby authorizes the Mortgagee to collect and receive such Awards, to give the proper receipts and acquittances therefor and, in the Mortgagee's discretion, to apply the same as hereinafter provided.

                  (b) That notwithstanding any taking by eminent domain or other governmental action causing injury to, or decrease in value of, the Premises or any part thereof and/or creating a right to compensation therefor, including, without limitation, the change of the grade of any street, the Owner shall continue to pay interest, computed at the rate per annum hereinabove provided, on the entire unpaid principal amount secured by the Mortgage, until the award or compensation for such taking or other action shall have been actually received by the Mortgagee and such award or compensation need not be applied by the Mortgagee in reduction of principal but may be applied in such proportions and priority as the Mortgagee, in the Mortgagee's sole discretion, may elect, to the payment of principal, interest or other sums secured by the Mortgage and/or to payment to the Owner, on such terms as the Mortgagee may in its sole discretion specify, for the sole purpose of altering, restoring or rebuilding any part of the Premises which may have been altered, damaged or destroyed as a result of any such taking or other action; that if, prior to the receipt by the Mortgagee of such award or compensation, the Premises or any part thereof shall have been sold on foreclosure of the Mortgage, the Mortgagee shall have the right to receive said award or compensation to the extent of any deficiency found to be due upon such sale, with interest thereon as specified in Paragraph 4, whether or not a deficiency judgment on the Mortgage shall have been sought or recovered or denied, together with counsel fees and any and all other costs and disbursements incurred by the

Mortgagee in connection with the collection of such award or compensation.

                  (c) In the event that a portion of the Premises is taken or condemned so that there is less than a complete taking, then, the Owner promptly shall commence and diligently continue to repair, restore, replace or rebuild the Premises in accordance with the provisions of Paragraph 2 hereof, as if such taking or condemnation had resulted in "damage or destruction to the Premises" (within the meaning of said Paragraph 2), substantially to its condition immediately prior to such taking or condemnation or, if the foregoing is not possible, as to constitute the same a distinct and functional architectural unit.

            14. That the Mortgagee and any persons authorized by the Mortgagee shall have the right to enter and inspect the Premises or any part thereof at all reasonable times during business hours and upon reasonable notice (which may be by telephone) except that any inspection required in connection with any emergency shall not require notice and may be conducted at any time. If, at any time after a default the management or maintenance of the Premises or any part thereof shall be determined by the Mortgagee to be unsatisfactory, the Owner shall employ, for the duration of such default, as managing agent of the Premises, such person or firm as from time to time shall be approved by the Mortgagee.

            15. The Owner shall keep adequate records and books of account identifying income received and expenses paid and shall permit the Mortgagee, by its agents, accountants and attorneys, to visit and inspect the Premises and examine its records and books of account and to discuss its affairs, finances and accounts with the officers of the Owner at such reasonable times during business hours and on such reasonable notice as ma y be requested by Mortgagee. That the Owner shall furnish to the Mortgagee: within ninety (90) days after the end of each calendar year, a statement of the income and expense of the Premises for such year prepared on an accrual basis in accordance with generally accepted accounting principles, consistently applied, and such other statements pertaining to the operation of the Premises as may reasonably be requested by the Mortgagee, all certified by independent certified public accountants satisfactory to the Mortgagee, such interim financial or other information with respect to the operation of the Premises as the Mortgagee may reasonably request; and annually and otherwise within ten (10) days after written request, a then current rent roll showing the names of tenants, space occupied by each tenant, rent and other charges payable by each tenant (gross and per square foot in the case of commercial tenants), lease security, if any, and lease or occupancy expiration dates, options for renewal, rental during renewal terms, cancellation provisions and other relevant information. If the Owner shall have leased all or substantially all of the Premises to another lessee, such statements shall cover the earnings and expenses in the latest fiscal year of the lessee under such lease. In the case of such a lease, if the lessee shall be an affiliate of the owner, the Owner will also furnish to the Mortgagee the lessee's balance sheet as of such fiscal year, all in reasonable detail and stating in comparative form the figures as of the end of and for the previous fiscal year, and verified by an authorized financial officer of the lessee. Notwithstanding anything herein or otherwise to the contrary, if a lease of all or substantially all of the Premises is made, whether to an affiliate or otherwise, without the Mortgagee's prior written approval, the Mortgagee can elect to accelerate the entire principal sum plus accrued interest then secured hereunder. If there are any guarantors of the Indebtedness, such guarantors shall furnish the Mortgagee annually, within ninety (90) days of the end of each calendar year, with a balance sheet and a copy of their tax returns as well as any other information concerning such guarantors as may be reasonably requested by the Mortgagee or as is specifically provided for in paragraphs (46), (47), and (48) hereinafter set forth.

            16. That the Owner hereby assigns to the Mortgagee, as further security for the payment of the indebtedness secured hereby, the rents, issues and profits of the premises, together with all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and the Owner's interest in any and all deposits held as security under said leases, and shall, upon demand, deliver to the Mortgagee an executed counterpart of each such lease or other document. Nothing contained in the foregoing sentence shall be construed to bind the Mortgagee to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Mortgage (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease in the event that any tenant shall have been joined as a party defendant in any action to foreclose the Mortgage and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Mortgagee shall be accountable for money actually received pursuant to such assignment. The Owner hereby further grants to the Mortgagee the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by summary proceedings or otherwise any tenant defaulting in the payment thereof to the Mortgagee, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses, on account of the indebtedness secured hereby. Such assignment and grant shall continue in effect until the Indebtedness and all other obligations secured by the Mortgage are paid, the execution of this Mortgage constituting and evidencing the irrevocable consent of the Owner to the entry upon and taking possession of the Premises by the Mortgagee pursuant to such grant, whether foreclosure has been instituted or not, and without applying for a receiver. The Mortgagee, however, hereby waives the right to enter upon and take possession of the Premises for the purpose of collecting said rents, issues and profits, and the Owner shall be entitled to collect and receive the same until the occurrence of an Event of Default. The Owner agrees to use said rents, issues and profits in payment of principal and interest due or becoming due on the Mortgage and in payment of taxes, assessments, water rates, sewer rents and carrying charges and/or other expenses becoming due against the Premises. Such rights of the Owner to collect and receive said rents, issues and profits may be revoked by the Mortgagee upon any such default by the Owner by giving not less than five
(5) days written notice of such revocation, served personally upon or sent by registered or certified mail to the Owner. The Owner hereby agrees to execute and deliver to the Mortgagee such additional documents as the Mortgagee shall request in order to further evidence the foregoing assignment.

            17. That, in the event of any default under the Mortgage, the Owner will pay monthly in advance to the Mortgagee, on its entry into possession pursuant to Paragraph 16 hereof, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Owner (or any party deemed affiliated with the Owner), and upon default in any such payment, will vacate and surrender possession of the Premises or such part thereof, as the case may be, to the Mortgagee or to such receiver and, in default thereof, may be evicted by summary proceedings.

            18. (a) That the Owner has no right or power, as against the Mortgagee without its prior written consent, to cancel, abridge or otherwise modify the leases or subleases of or affecting Premises or any part thereof, or any of the terms, provisions or covenants thereof, so as to diminish Mortgagee's security in the Premises, or to accept prepayments of installments of rent to become due thereunder, and shall not do so without such consent. This agreement, insofar as it affects any lease or sublease which is not primarily for the residential purposes of the owner of the leasehold estate and which, at the date hereof, has an unexpired term of not less than five (5) years, is made with reference to Section 291-f of the New York Real Property Law.

                  The Owner shall furnish to the Mortgagee, within thirty (30) days after a request by the Mortgagee, a written statement of the respective leases on any portion of the Premises, the space occupied and the rentals payable thereunder.

                  All leases shall be subordinate to this Mortgage, and the Mortgagee shall not be bound by any payment of rent or additional rent for more than one month in advance, except prepayments in the nature of security for the performance by the Lessee of its obligations under the Lease. In addition, the following requirements shall apply to every non-residential Lease: (i) each Lease shall be executed substantially in the form submitted to and approved by Mortgagee prior to the execution thereof, which approval shall not be unreasonably withheld or delayed, (ii) to the extent not so provided by applicable law, each lease shall provide that in the event of the enforcement by Mortgagee of any of the remedies provided for by law or by this Mortgage, the Lessee thereunder will, on request of any person succeeding to the interest of the Owner as a result of such enforcement, automatically become the lessee of said successor in interest, without any change in the terms or other provision of such Lease, provided, however, that the Mortgagee shall not be bound by any amendment or modification of the Lease made without the consent of the Mortgagee or such successor in interest or the payment of any rent for more than one month in advance. Each Lease shall also provide that, upon request by said successor in interest, such Lessee shall execute and deliver an instrument or instruments confirming such attornment.

                  (b) That the Owner shall not enter into a lease of all or substantially all of the Premises without the express prior consent of the Mortgagee. If the Mortgagee shall consent to any such lease, then (i) such lease shall expressly provide that the leasehold estate created thereby shall be subject and subordinate to the leasehold estates of subtenants created by existing subleases, notwithstanding any clause in any such sublease purporting to subordinate such sublease and the rights of the subtenant thereunder to ground or underlying leases, (ii) such lease shall require that each sublease thereafter made and each renewal of any existing sublease shall provide that,
(A) in the event of the termination of the underlying lease, the sublease shall not terminate or be terminable by the subtenant; (B) in the event of any action for the foreclosure of the Mortgage, the sublease shall not terminate or be terminable by the subtenant by reason of the termination of the underlying lease unless a subtenant is specifically named in and joined in any such action and unless a judgment is obtained therein against the subtenant; and (C) in the event that the underlying lease is terminated as aforesaid, the subtenant shall attorn to the lessor under the underlying lease or to the purchaser at the sale of the Premises on such foreclosure, as the case may be, and (iii) the lessee in such lease shall agree, and be authorized by the Owner, to direct and require the subtenants and other occupants of space in the Premises to pay to the Mortgagee on its entry into possession pursuant to Paragraph 16 hereof, or to a receiver appointed to collect the rents, issues and profits of the Premises, the rents payable by them under the terms of their subleases or occupancy agreements upon being notified by the Mortgagee of any default under the Mortgage and of the Mortgagee's entry into possession of the Premises, or of the appointment of any such receiver, with the same force and with like effect as if said lease had not been entered into and the Owner were entitled to receive the said space rents directly.

            The Owner shall upon ten (10) days prior written notice from Mortgagee furnish to Mortgagee copies of all leases affecting the Premises.

            19. That upon notice and demand, the Owner shall, from time to time, execute, acknowledge and deliver or cause to be executed, acknowledged and delivered to the Mortgagee, in form satisfactory to the Mortgagee one or more separate assignments (confirmatory of the general assignment provided in Paragraph 16 hereof) of the lessor's interest in any lease or sublease now or hereafter affecting the whole or any part of the Premises, or one or more agreements pursuant to Section 291-f of the New York Real Property Law, restricting the Owner's right or power, as against the Mortgagee, without its consent, to cancel, abridge or otherwise modify, or accept prepayments of installments of rent to become due under, any lease or sublease hereafter in existence which is of the character described in the second sentence of Paragraph 18(a) hereof. The Owner shall pay to the Mortgagee the expenses incurred by the Mortgagee in connection with the preparation and recording of any such assignment or agreement. With respect to any lease referred to in Paragraph 18 (b) hereof, or which at any time is covered by any such agreement or any such assignment of lessor's interest in such lease, the Owner will (i) fulfill or perform each and every condition and covenant of the same to be fulfilled or performed by the lessor thereunder, (ii) give prompt notice to the Mortgagee of any notices of default by the lessee thereunder received by the Owner, together with a complete copy of any such notice, and (iii) enforce, short of termination thereof, the performance or observance of each and every covenant and condition thereof by the lessee thereunder to be performed or observed.

            20. (a) That the whole or said principal sum and interest shall become due, at the option of the Mortgagee, upon the occurrence of any of the following events, unless the same are cured within the applicable grace periods, if any, provided therefor:

                        (i) after default in the payment of any installment of principal or interest for ten (10) days; or

                        (ii) after default in the payment of any tax, water rate, sewer rent, assessment or vault tax or license fee or other charge, levy or imposition against or affecting any part of the Premises prior to the date penalties accrue for failure to pay said charge, it being understood and agreed that an assessment which has been made payable in installments at the application of the Owner or any lessee of the Premises shall, for the purposes of this clause, be deemed due and payable prior to the time of installment becoming a lien on the mortgaged premises; or if the Owner fails to furnish the Mortgagee with receipted tax bills or other reasonable proof of payment of the aforesaid items by no later than the dates on which such items must be paid so as not to constitute a default hereunder; or

                        (iii) after default, after notice and demand, either in assigning and delivering the policies of insurance herein described or referred to, or in reimbursing the Mortgagee for premiums paid on such insurance, as hereinbefore provided; or

                        (iv) upon the actual or threatened waste, removal, demolition or material alternation of any building or other property on the Premises, except as permitted by Paragraph 3; or

                        (v) upon assignment by the Owner of the whole or any part of the rents, issues or profits arising from the Premises to any person or entity without the prior written consent of the Mortgagee or the lease by Owner of all or substantially all of the Premises without the prior written consent of Mortgagee; or

                        (vi) if the buildings on the Premises are not maintained in reasonably good repair; or

                        (vii) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within the time period provided in said order, notice or violation or if no such time periods is set forth in same then within two (2) months from the issuance thereof or such longer reasonable time period if Owner promptly commenced and diligently proceeds to cure same; or

                        (viii) the refusal, on application of the Owner or the Mortgagee, by two or more fire insurance companies lawfully doing business in the State of New York to issue policies insuring the buildings on the Premises; or

                        (ix) the passage of any law deducting from the value of real property for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts secured thereby for State or local purposes, or the manner of collecting such taxes and imposing a tax, either directly or indirectly, on the Mortgage or the debt secured hereby, unless such law shall permit the Owner to pay, and the Owner pays such tax or taxes within the thirty (30) day period following notice to the Owner of such law; or

                        (x) the failure by the Owner to make payment of any other sums required to be paid hereunder within the period required by any specific provision of the Mortgage, or, if no such period is so provided, within ten (10) days after written notice thereof shall have been given by the Mortgagee; or

                        (xi) the failure by the Owner to comply with any other covenants or conditions contained in the Mortgage (except with respect to the failure to pay money), which failure shall continue unremedied for the period within which performance is required to be made by any specific provision of the Mortgage, or, if no such period is so provided, for a period of ten (10) days after written notice thereof shall have been given by the Mortgagee or, with respect to any such default which shall be of such nature that it cannot reasonably be cured or remedied within ten (10) days, if the Owner shall not promptly commence within such ten (10) days and thereafter exercise due diligence and continuous effort to remedy the same; or

                        (xii) the Owner or any guarantor of the indebtedness secured by the Mortgage (the "Guarantor") shall: (a) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code or file a petition to take advantage of any other present or future insolvency act or other applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors; (b) make an assignment for the benefit of creditors; or (c) consent to, or acquiesce in, the appointment of a receiver, liquidator, trustee, custodian or other similar official of itself or of the whole or any substantial part of its properties or assets; or

                        (xiii) without the consent or acquiescence of the Owner or any Guarantor, (a) a court of competent jurisdiction shall enter an order, judgment or decree appointing a receiver, liquidator, trustee, custodian or other similar official of the Owner or Guarantor or of the whole or any substantial part of the property of assets of the Owner or Guarantor, and such order, judgment or decree shall not be vacated, or set aside, or stayed, within thirty (30) days after the entry thereof, or (b) an involuntary case under said Bankruptcy Code shall be commenced against the Owner or any Guarantor or a petition shall be filed against either seeking similar relief under any other present or future insolvency act or other applicable law relating to bankruptcy, insolvency, reorganization or relief of debtors, and such case or petition shall remain undismissed for thirty (30) days, or (c) under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Owner or any Guarantor or of the whole or any substantial part of either's property or assets, and such custody or control shall remain unterminated or unstayed for thirty (30) days; or

                        (xiv) a judgment for Fifty Thousand ($50,000.00) Dollars or more shall be rendered against the Owner which shall not be discharged or bonded pending appeal within thirty (30) days from the entry thereof; or

                        (xv) any representation, warranty or statement contained in any writing delivered to the Mortgagee prior to or simultaneously with the execution and delivery hereof shall prove to be incorrect or incomplete in any material respect at the time when made; or

                        (xvi) without the prior written consent of the Mortgagee, (a) the Premises or any part thereof or any interest therein shall be sold, assigned, conveyed or otherwise transferred, except for residential leases with a term of three (3) years or less and commercial leases with a term of less than five (5) years, made in the ordinary course of business; or (b) if the Premises or any part thereof shall be further encumbered for debt by the Owner; or (c) if the Owner shall be a corporation, its voting stock shall be sold, assigned, transferred, pledged, hypothecated or otherwise transferred by the Owner or the present holders of a majority of the voting stock thereof as security for debt or otherwise; or (d) if the Owner shall be a partnership, joint venture, syndicate or other group, (collectively "partnership") all or any portion of the record or beneficial interest of the Owner or the present holders of a majority of such interest shall be sold, assigned, or transferred, pledged, hypothecated or otherwise transferred by the Owner or such holder of a majority of such interest as security for debt or otherwise. In determining whether to grant or withhold its consent under this clause (xvi) the Mortgagee, without limitation of its rights hereunder or otherwise, may not only consider the character and financial ability of the proposed purchaser, transferee or encumbrancer, but may also condition its consent on a change in the terms of payment of the Note, including an increase in the rate of interest payable thereunder. In any event, it is understood and agreed that Mortgagee may arbitrarily withhold its consent under this or any provision of the Mortgage; or

                        (xvii) after default by the Owner in any of the terms and/or conditions of any other Mortgage affecting the Premises.

                        (xviii) after default by the Owner, any partner of the Owner (if a partnership) any officer or shareholder of the Owner (if a corporation) or any person or entity which shall control, be controlled by, or be under common control with any of the foregoing, under any agreement with the Mortgagee now hereafter in effect.

                  (b) The Mortgagee may upon the occurrence of any Event of Default take such action, as it deems advisable to protect and enforce its rights against the Owner and in and to the Premises and Building Equipment, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at which time and in such order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee: (1) declare the entire unpaid Indebtedness to be immediately due and payable; or (2) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Owner and its agents and servants therefrom, and thereupon the Mortgagee may (a) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Premises and conduct the business at the Premises; (b) exercise all rights and powers of the Owner with respect to the Premises, whether in the name of the Owner or otherwise, and
(c) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including attorney's fees and broker's fees) incurred in connection with the aforesaid operations or (3) institute proceedings for the complete or partial foreclosure of this Mortgage in which case the Premises may be sold for cash or upon credit in one or more parcels; or
(4) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or any agreement contained herein or in the Note or in the Assignment of Leases and Rents; or (5) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage; and (6) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, or (7) pursue such other remedies as the Mortgagee may have under applicable law.

            The purchase money proceeds or avails of any sale made under or by virtue of the exercise of any of the rights of the Mortgagee, together with any other sums which then may be held by the Mortgagee under this Mortgage, shall be applied as follows: First: To the payment of the costs and expenses of any such sale, including reasonable compensation to the Mortgagee, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Mortgagee under this Mortgage, together with interest as provided herein on all advances made by the Mortgagee and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold; Second: To the payment of interest, delinquency and late charges remaining unpaid under the Note; Third: To the payment of the entire outstanding principal sum of the Note;
Fourth: To the payment of any other sums required to be paid by the Owner pursuant to any provision of this Mortgage, the Note or the Assignment of the Leases and Rents; Fifth: The payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same. The Mortgagee and any receiver of the Premises, or any part thereof, shall be liable to account for only those rents, issues and profits actually received by it.

                  No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Premises or upon any property of the Owner shall affect in any manner or to any extent, the lien of this Mortgage upon the Premises or any part thereof, or any liens, powers or remedies of the Mortgagee hereunder, but such liens, rights, powers and remedies of the Mortgagee shall continue unimpaired as before.

            21. That any payment made in accordance with the terms of the Mortgage by any person at any time liable for the payment of the whole or any part of the sums now or hereafter secured by the Mortgage, or by any subsequent owner of the Premises, or by any other person whose interest in the Premises might be prejudiced in the event of a failure to make such payment, or by any stockholder, officer or director of a corporation which at any time may be liable for such payment or may own or have such an interest in the Premises, shall be deemed, as between the Mortgagee and all persons who at any time may be liable as aforesaid or may own the Premises, to have been on behalf of all such persons.

            22. That any failure by the Mortgagee to insist upon the strict performance of any of the terms and provisions hereof shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Owner of any and all of the terms and provisions of the Mortgage; that neither the Owner nor any other person now or hereafter obligated for the payment of any sums now or hereafter secured by the Mortgage shall be relieved of such obligation by reason of the failure of the Mortgagee to comply with any request by the Owner, or by any other person so obligated, to take action to foreclose the Mortgage or otherwise enforce any of the provisions of the Mortgage or any obligations secured by the Mortgage, or by reason of the release, regardless of consideration, of any Guarantor or of the whole or any part of the security held for the indebtedness secured by the Mortgage, or by reason of any agreement or stipulation between any subsequent owner or owners of the Premises and the Mortgagee extending the time of payment or modifying the term of the Mortgage without first having obtained the consent of the Owner or such other person, and in the latter event, the Owner and all such other persons shall continue to be liable to make such payments according to the terms of any such agreement of extension or modification unless expressly released and discharged in writing by the Mortgagee; that, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Premises, the Mortgagee may release the obligation of anyone at any time liable for any of the indebtedness secured by the Mortgage or any part of the security held for the indebtedness without, as to the security or the remainder thereof, in any wise impairing or affecting the lien hereof or the priority thereof over any subordinate encumbrance; and that the Mortgagee may resort for the payment of the indebtedness secured hereby to any other security therefore held by the Mortgagee in such order and manner as the Mortgagee may elect.

            23. The Owner shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Mortgagee by reason of its ownership of the Note or this Mortgage, the Assignment of Leases and Rents, or any security instrument with respect to the Building Equipment or with respect to its interest therein and any instrument of further assurance, other than income, franchise and doing business taxes, and shall pay all stamp taxes and other taxes required to be paid on the Note or the Mortgage. In the event the Owner fails to make such payments within five (5) days after written notice thereof from the Mortgagee, then the Mortgagee shall have the right, but shall not be obligated, to pay the amounts due, and the Owner shall, on demand, reimburse the Mortgagee for said amounts, together with interest thereon at the Delinquency Rate from the date said amounts are so advanced until the same are paid to the Mortgagee.

            24. That when and if the Owner and the Mortgagee shall respectively become Debtor and Secured Party in any Uniform Commercial Code Financing Statement affecting Building Equipment or other property referred to or described herein, this Mortgage shall be deemed the Security Agreement as defined in the Uniform Commercial Code of the State of New York and the remedies for any violation of the covenants, terms and conditions of the agreements contained shall be (a) as prescribed herein, (b) by general law, and (c) as to such part of the security which is also reflected in said Financing Statement, by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at the Mortgagee's sole election. The filing of such a Financial Statement in the record normally having to do with personal property shall never be construed as in any way derogating from or impairing this declaration and hereby stated intention of the parties hereto, that all items of Building Equipment and other property used in connection with the production of income from the Premises (tenant furniture only excepted) or adapted for use therein or which are described or reflected in the Mortgage are, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be, regarded as part of the real estate irrespective of whether or not (a) any such item is physically attached to the improvements, (b) serial numbers are used (herein or otherwise) for the better identification of certain equipment, or (c) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (x) the rights in or the proceeds of any fire and/or hazard insurance policy, (y) any award in eminent domain proceedings for a taking or for loss of value, or (z) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use or occupancy of the Premises, whether pursuant to a lease or otherwise, shall never be construed as in any way altering any of the rights of the Mortgagee as determined by this instrument or impugning the priority of the Mortgagee's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of the Mortgagee in the event any court or judge shall at any time hold with respect to (x), (y) or (z) that notice of the Mortgagee's priority of interest, to be effective against a particular class of persons, including but not limited to the Federal government and any subdivisions or entity of the Federal government, must be filed in the Uniform Commercial Code records. Pursuant to Section 9-402(2)(e) of said
Uniform Commercial Code, the Owner hereby authorizes the Mortgagee, without the signature of the Owner, to execute and file Financing Statements (or continuations thereof) if the Mortgagee shall determine that such are necessary or advisable in order to perfect or continue its security interest in any fixtures, chattels or articles of personal property covered by the Mortgage, and shall pay to the Mortgagee on demand any expenses incurred by the Mortgagee in connection with the preparation, execution and filing of such statements and any continuation statements that may be filed by the Mortgagee.

            25. That the Owner will not at any time insist upon, or plead, or in any manner whatever claim or take any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of the Mortgage, nor claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor, after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof, and the Owner, to the extent permitted by law, hereby expressly waives all benefit or advantage of any such law or laws and covenants not to hinder, delay or impede execution of any power herein granted or delegated to the Mortgagee, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Owner, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises marshalled upon any foreclosure hereof.

            26. That if the Owner consists of more than one party, such parties shall be jointly and severally liable under any and all obligations, covenants and agreements of the Owner contained herein.

            27. That the clauses and covenants contained herein which are construed by Section 254 of the New York Real Property Law shall be construed as provided in that section, except as otherwise provided in Paragraph 2 hereof; that the additional clauses and covenants contained herein shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by such Section 254 (or any other laws of the State of New York, including Section 271 and 272 of the New York Real Property Law) and shall not impair, modify, alter or defeat such rights, notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254; that the rights of the Mortgagee arising under the clauses and covenants contained in the Mortgage and/or herein shall be separate, distinct and cumulative, and none of them shall be in exclusion of the others; that no act of the Mortgagee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding.

            28. That the execution of the Mortgage has been duly authorized by the Board of Directors of the Owner, if a corporation.

            29. That the Owner will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement and will apply the same first to the payment of the cost of improvement before using any part of the total of the same for any other purpose.

            30. That wherever used in the Mortgage, unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, the word "lease" shall mean "tenancy, subtenancy, lease or sublease", the word "Owner" shall mean "Owner and Owners" whenever the sense of the Mortgage so requires, the word "Person" or "Parties" shall mean "an individual, corporation, partnership or unincorporated association" , and the word "Premises" shall include the real estate herein described and further described on Exhibit A hereto, together with all improvements thereon, including, without limitation, the Building Equipment, and to the extent the context so requires, the condemnation awards and any other rights or property interests at any time made subject to the lien of the mortgage by the terms hereof (and/or, if necessary for the further protection of the Mortgagee, any part thereof). If there be more than one Owner, the covenants and warranties of the Mortgage shall be joint and several.

            31. That the Mortgage cannot be changed or terminated orally.

            32. That the Owner: (a) shall keep the Mortgage a valid mortgage lien upon the Premises; (b) shall not at any time create or allow to accrue or exist any debt, lien or charge which would be prior to or on a parity with the lien of the Mortgage upon any part of the Premises; and (c) shall not cause or permit the lien of the Mortgage to be diminished or impaired in any way. Within ten (10) days after notification of the filing of any lien on the Premises, the Owner shall release or discharge the same of record by payment, bonding or otherwise.

            33. That, notwithstanding the grace period set forth in Article 20(a)(i) hereof, the Mortgagee may collect a late charge, not to exceed four
(4) cents for each dollar of each installment of principal, and/or interest and/or other sum which is not made within ten (10) days of when due, or, if applicable, which cannot be debited from its account due to insufficient balance on its debit date.

            34. That the Owner shall pay all fees and charges incurred in the preparation, execution and enforcement of this Mortgage and granting of consent herein, including, without limitation, the fees and disbursements of the Mortgagee's attorneys, charges for appraisals, fees and expenses relating to examination of title, title insurance premiums, surveys and mortgage recording documentary, transfer or other similar taxes and revenue stamps, and in default thereof the Mortgagee may pay the same and the Owner will repay the same with interest thereon at the rate per annum specified in Paragraph 4 hereof and the same shall be added to the indebtedness secured hereby and be secured by the Mortgage.

            35. All payments, including escrow and prior late charges, owing under this Mortgage and the Note shall be paid to the Mortgagee on the date due and payable by wire transfer or the deposit or credit of other immediately available funds to the Mortgagee at 275 Broad Hollow Road, Melville, New York 11747, Attention: Loan Servicing Department, or to such other address as the Mortgagee may direct in writing.

            36. That, at the option of the Mortgagee, the obligations of the Owner to pay the insurance premiums, taxes, and assessments, water and sewer charges assessed against the Premises shall be discharged as follows: on the first day of every month the Owner shall deposit with the Mortgagee a sum equal to one-twelfth (1/12) of the annual amount of insurance premiums, taxes, assessments, water and sewer charges assessed against the Premises (as estimated from time to time by the Mortgagee). The sums to be deposited as aforesaid and any additional sums deposited as hereinafter provided shall be held by the Mortgagee not as a trust fund, but are to be applied by the Mortgagee in payment of insurance premiums, taxes, assessments, water charges and sewer rents, if, whether now or hereafter levied or assessed, on the lands and premises covered hereby on the dates specified by law or otherwise for the payment thereof. If at any time the Mortgagee determines that the balance of said fund in the hands of the Mortgagee, thirty (30) days before the due date of any such item, will be insufficient to pay any item when due, the Owner will, upon demand, make a further deposit of money with the Mortgagee to cover the deficiency in said fund to meet said item. If at any time there shall be a surplus in said fund, it shall be applied by the Mortgagee in the reduction of the next installment for the payment of taxes as hereinabove provided. The Owner shall not be entitled to any interest upon said fund. If the Mortgage shall be assigned, all funds on deposit may be transferred by the Mortgagee to the assignee. If the Premises be conveyed subject to the Mortgage, all funds on deposit shall be held by the Mortgagee to the credit of the new owner for the payment of insurance premiums, taxes, water and sewer charges and assessments. If at any time a tender or offer of payment of the mortgage debt shall be made, whether by a party having a legal right to do so or not, the Mortgagee or the then holder of the Mortgage in receiving such payment shall apply any balance of said fund toward the payment of interest and the remainder, if any, toward the reduction of principal. Upon the application of the balance of the fund in said account as hereinabove provided, there shall be no further obligation on the part of the Mortgagee with respect to said fund. It is further understood and agreed that in case of failure by the Owner to make any of the foregoing deposits or additional deposits, as and when required by the foregoing provisions of this Paragraph, the whole principal sum then secured by the Mortgage and all interest accrued thereon shall, at the option of the Mortgagee, immediately become due and payable. If the Owner defaults under the Mortgage, all sums held under this Paragraph can be applied to the debt secured by the Mortgage.

            37. (a) The Owner represents and warrants that, to the best of Owner's knowledge, after due inquiry and investigation, the Premises is not now and has not ever been used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials (as hereinafter defined), and that no Hazardous Materials have ever been installed, placed, or in any manner dealt with on the Premises, and that no owner of the Premises or any tenant, subtenant, occupant, prior tenant, prior subtenant or prior occupant has received any notice or advice from any governmental agency or any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Premises. The Owner covenants that the Premises shall be kept free of Hazardous Materials, and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce, process or in any manner deal with, Hazardous Materials, and the Owner shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of the Owner or any tenant or subtenant or occupant, the installation of Hazardous Materials in the Premises or onto any other property or suffer the presence of Hazardous Materials on the Premises. The Owner shall agree to comply with and ensure compliance by all tenants, subtenants and occupants with all applicable federal, state and local laws, ordinances, rules and regulations, with respect to Hazardous Materials, and shall keep the Premises free and clear of any liens imposed pursuant to such laws, ordinances, rules or regulations. In the event that the Owner received or receives any notice or advice from any governmental agency, any tenant, subtenant or occupant with regard to Hazardous Materials on, from or affecting the Premises, the Owner shall agree to immediately notify the Mortgagee. The Owner shall conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from or affecting the Premises in accordance with all applicable federal, state, and local laws, ordinances, rules, regulations, and policies and to the satisfaction of the Mortgagee. For these purposes, "Hazardous Materials" shall include, without limitation, any flammable explosives, gasoline, petroleum products, polychlorinated biphenyls, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related or similar materials, asbestos or any materials containing asbestos, or any other substance or material as defined by any federal, state or local environmental law, ordinance, rules, or regulation including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), and in the regulations adopted and publications promulgated pursuant thereto. These obligations and liabilities of the owner shall survive any foreclosure involving the Premises or the delivery of a deed in lieu of foreclosure.

                  (b) The Owner shall protect, indemnify and save harmless the Mortgagee from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation reasonable attorney's fees and expenses), imposed upon or incurred by or asserted against the Mortgagee by reason of (i) the presence, disposal, escape, seepage leakage, spillage, discharge, emission, release, or threatened release of any Hazardous Materials on, from or affecting the Premises or any other property; (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials; (iii) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials; or (iv) any violation of laws, orders, regulations, requirements, or demands of government authorities, or any policies or requirements of the Mortgagee which are based upon or in any related to such Hazardous Materials including, without limitation, attorney or consultant fees, investigation and laboratory fees, court costs and litigation expenses.

                  (c) To enforce Owner's obligations under this section, the Mortgagee may conduct or cause to be conducted future environmental audits and tests of the Premises from time to time as it deems necessary in its sole discretion. The Owner shall pay the cost of such audits or tests. Should the Mortgagee in its sole discretion believe there to be a use of, or a condition existing on, the Premises which would violate applicable federal, state or local laws, or which would constitute a dangerous, unhealthy or noxious use thereof or condition thereon, or which would give rise to potential liability for hazardous substances, the Mortgagee may, but shall not be obligated to, perform or cause to be performed any remedial action, including but not limited to removal and clean-up, which the Mortgagee in its sole discretion believes necessary under the circumstances. The Owner shall reimburse the Mortgagee for any such expenses incurred, regardless of whether the Owner would have ultimately been responsible for such costs under applicable law.

            38. That the Owner covenants and agrees that if at any time the Owner shall make a payment to the Mortgagee for interest, principal, escrow deposits under Paragraph 36, or any other charges for fees due under this Mortgage, on either a date later than such item's due date or in an amount less than that required hereunder, the Mortgagee shall have the right to apply such payment, when received, toward the discharge of the aforesaid items, in such proportions and priorities as the Mortgagee, in its sole discretion, may elect, without waiver of its rights hereunder.

            39. That, notwithstanding anything to the contrary contained herein, in no event shall the total of all charges payable under the Note and the Mortgage which are or could be held to be in the nature of interest exceed the maximum rate permitted to be charged under applicable law. If the Mortgagee receives any payment which is or would be in excess of that permitted to be charged under any applicable usury law, such payment shall have been, and shall be deemed to have been made in error and shall automatically be applied to reduce the principal balance outstanding on the Note.

            40. (a) The Owner covenants and agrees to pay or cause to be paid all taxes, filing fees and other charges (collectively, the "Article 31-B Expenses") imposed or payable under the provisions of Article 31-B of the New York Gains Tax Law (the "Gains Tax Law"), in connection with any transfer of the Premises by the Owner or the Mortgagee, the making or satisfaction of this Mortgage, the taking of any action permitted to be taken hereunder by the Mortgagee including, without limitation, foreclosure, the granting of a deed or assignment in lieu of foreclosure or the appointment of a receiver, or any transfer pursuant to any sale of the Premises on a foreclosure, and hereby covenants and agrees to execute and file all required forms, applications, affidavits and other documents or instruments required pursuant to the provisions of the Gains Tax Law and to submit fully executed copies of same to the Mortgagee upon request. The Owner hereby irrevocably constitutes and appoints the mortgagee as the Owner's attorney-in-fact to execute and file any instrument which the Mortgagee may deem necessary or appropriate in connection with any Article 31-B Expenses or matters relating to the Gains Tax Law.

                  (b) The Owner shall, from time to time, within fifteen (15) days after request by the Mortgagee but no more than once each year except after an event of default, furnish to the Mortgagee, a statement (which may be relied upon by any person) setting forth in detail satisfactory to the Mortgagee any changes to the Owner's "original purchase price (as such term is defined in the Gains Tax Law) in the Premises.

                  (c) The Owner shall indemnify and hold the Mortgagee harmless and defend it against any loss or liability, cost or expense (including, without limitation, attorneys' fees and disbursements) and all claims, actions, procedures and suits arising out of, or incurred in connection with, the Mortgagor's failure promptly to comply with and perform its covenants and agreements contained in this paragraph 40. Anything herein, in the Note, the Mortgage or in the Assignment of Leases and Rent to the contrary notwithstanding, the obligations of Owner under this Paragraph 40 shall be the personal obligations of Owner, whether or not Owner is personally obligated to pay the Indebtedness and notwithstanding the provisions of Paragraph 39 with the same force and effect as though each of them had personally executed and delivered this Mortgage.

                  (d) The provisions of this Paragraph 40 shall survive any sale of the Premises on a foreclosure of this Mortgage or by deed in lieu of foreclosure.

            41. The Owner shall have the privilege to prepay all said principal sum in accordance with the prepayment provisions contained in the Note of even date herewith.

            42. (a) All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when delivered in person or sent by certified mail, return receipt requested, to any party hereto at its address above stated or at such other address of which it shall have notified the party giving such notice in writing as aforesaid.

                  (b) The provisions and covenants of this Mortgage shall be binding upon the Owner and shall inure to the benefit of the Mortgagee, subsequent holder of this Mortgage and their respective successors and assigns.

                  (c) The Owner shall do, execute, acknowledge and deliver, at the sole cost and expense of the Owner, all and every such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Mortgagee may reasonably require from time to time in order to better assure, convey, assign, transfer and confirm unto the Mortgagee, the rights now or hereafter intended to be granted to the Mortgagee under this Mortgage, any other instrument executed in connection with this Mortgage or any other instrument under which the Owner may be or may hereafter become bound to convey, mortgage or assign to the Mortgagee for carrying out the intention of facilitating the performance of the terms of this Mortgage. The Owner hereby appoints the Mortgagee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Owner any and all of the instruments mentioned in this Article 40(c) and this power, being coupled with an interest, shall be irrevocable as long as any part of the Indebtedness remains unpaid.

                  (d) The Owner waives the right to a trial by jury or the right to assert any set-offs or counterclaims in any action brought by the Mortgagee to foreclosure the Mortgage. This Agreement supersedes any prior oral communications between the parties and any such oral communications are deemed merged into this Mortgage.

                  (e) Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.

                  (f) This Mortgage cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought.

            This Mortgage, and all the covenants, terms and provisions herein set forth, shall run with the land and bind the Owner, the heirs, executors, administrators, personal and legal representative, successors and assigns of the Owner and all subsequent encumbrances, tenants and subtenants of the Premises, and shall inure to the benefit of the Mortgagee and the successors and assigns of the Mortgagee.

            43. This Mortgage does not cover real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having their own separate cooking facilities.

            44. Owner agrees to maintain all tenant security deposits affecting the premises in a tenant security account and also maintain a deposit or operating account at a branch of the Mortgagee designated by the Mortgagee during the entire life of the loan.

            45. All payments shall be made by automatic debit from an account maintained at the bank in which borrower shall maintain a balance sufficient to pay any and all monthly payments. The interest on the Note shall be paid monthly in arrears, computed on the basis of a 360 day year and actual number of days elapsed.

            46. Borrower and/or Guarantors agree to furnish audited fiscal Financial Statements and 10-K (if public company) reports periodically and within one hundred twenty (120) days of their respective fiscal end of years.

            47. Guarantors agree to furnish copies of quarterly Financial Statements to North Fork Bank within ninety (90) days of Guarantors fiscal end of quarter and agree not to further pledge and/or encumber inventory and/or receivables located at the mortgage premises without the consent of North Fork Bank.

            IN WITNESS WHEREOF, this Mortgage has been duly executed by the parties hereto as of the day and year first above written.


                                           WESTERN BEEF PROPERTIES INC.

                                           By: /s/ Frank Castellana V.P.
                                              ---------------------------------
                                               FRANK CASTELLANA,
                                               Executive Vice-President


STATE OF NEW YORK   )
                    )   SS.:
COUNTY OF SUFFOLK   )

            On this 2 day of December, 1998, before me personally came FRANK CASTELLANA to me known, who, being by me duly sworn, did depose and say that he resides at 47-05 Metropolitan Avenue, Ridgewood, New York; that he is the Executive Vice-President of WESTERN BEEF PROPERTIES INC. the corporation described in and which executed the foregoing instrument; and that he signed his name to said instrument by order of the Board of Directors of said corporation.


                                               /s/ James W. Burns
                                              ---------------------------------
                                              Notary Public

                                          JAMES W. BURNS
                                    Notary Public State of New York
                                            No. 4524231
                                      Qualified in Nassau County
                                   Commission Expires June 30, 2000

                                  SCHEDULE "A"

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Bronx, County of Bronx, City of New York, State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the northerly side of East 165th Street with the easterly side of Union Avenue;

THENCE northerly along said easterly side of Union Avenue, 378.10 feet;

THENCE easterly along a line which forms an exterior angle of 89 degrees 48 minutes 18 seconds with the last mentioned course, 89.63 feet;

THENCE northerly along a line which forms an exterior angle of 90 degrees 19 minutes 37 seconds with the last mentioned course, 49.69 feet;

THENCE easterly along a line which forms an interior angle of 90 degrees 19 minutes 10 seconds with the last-mentioned course, 85 feet;

THENCE southerly along a line which forms an interior angle of 89 degrees 44 minutes 10 seconds with the last mentioned course, 26.81 feet;

THENCE easterly along a line which forms an exterior angle of 90 degrees 27 minutes 32 seconds with the last mentioned course, 145.04 feet to the westerly side of Prospect Avenue as legally opened;

THENCE southerly along said westerly side of Prospect Avenue, 243.53 feet;

THENCE westerly at right angles to said westerly side of Prospect Avenue, 144.77 feet;

THENCE southerly along a line which forms an exterior angle of 90 degrees 06 minutes 50 seconds with the last mentioned course, 10.67 feet;

THENCE westerly along a line which forms an interior angle of 90 degrees 06 minutes 50 seconds with the last mentioned course, 0.21 feet;

THENCE southerly at right angles to the last mentioned course, 39.34 feet;

THENCE westerly along a line which forms an interior angle of 90 degrees 52 minutes 15 seconds with the last mentioned course, 50 feet;

THENCE southerly along a line which forms an exterior angle of 90 degrees 52 minutes 15 seconds with the last mentioned course and part of the distance through a party wall, 107.23 feet to the northerly side of East 165th Street;

THENCE westerly along said northerly side of East 165th Street, 135.00 feet to the point or place of BEGINNING.

AS TO PARCEL A (BLOCK 2679 LOTS 1 AND 57):

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Bronx, County of Bronx, City of New York, State of New York, bounded and described as follows:

BEGINNING at a point on the northerly side of East 165th Street as legally opened distant 20 feet easterly from the corner formed by the intersection of said northerly side of East 165th Street with the easterly side of Union Avenue as legally opened;

RUNNING THENCE northerly parallel with said easterly side of Union Avenue, 84.80 feet;

THENCE westerly parallel with said northerly side of East 165th Street, 20 feet to said easterly side of Union Avenue;

THENCE northerly along said easterly side of Union Avenue, 293.30 feet;

THENCE easterly along a line which forms an exterior angle of 89 degrees 48 minutes 18 seconds with the last mentioned course, 89.63 feet;

THENCE northerly along a line which forms an exterior angle of 90 degrees 19 minutes 37 seconds with the last mentioned course, 49.69 feet;

THENCE easterly along a line which forms an interior angle of 90 degrees 19 minutes 37 seconds with the last mentioned course, 85 feet;

THENCE southerly along a line which forms an interior angles of 89 degrees 44 minutes 10 seconds with the last mentioned course, 103.30 feet;

                             SCHEDULE "A" CONTINUED

THENCE easterly along a line which forms an exterior angle of 90 degrees 15 minutes 50 seconds with the last mentioned course, 144.43 feet to the westerly side of Prospect Avenue as legally opened;

THENCE southerly along said westerly side of Prospect Avenue, 167.58 feet;

THENCE westerly at right angles to said westerly side of Prospect Avenue, 144.77 feet;

THENCE southerly along a line which forms an interior angle of 90 degrees 06 minutes 50 seconds with the last mentioned course, 10.67 feet;

THENCE westerly along a line which forms an interior angle of 90 degrees 06 minutes 50 seconds with the last mentioned course, 0.21 feet;

THENCE southerly at right angles to the last mentioned course, 39.34 feet;

THENCE westerly along a line which forms an exterior angle of 90 degrees 52 minutes 15 seconds with the last mentioned course, 50 feet;

THENCE southerly along a line which forms an interior angle of 90 degrees 52 minutes 15 seconds with the last mentioned course and part of the distance through a party wall, 107.23 feet to the northerly side of East 165th Street;

THENCE westerly along said northerly side of East 165th Street, 105 feet to the point or place of BEGINNING.

AS TO PARCEL B (BLOCK 2679 LOT 63):

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Bronx, County of Bronx, City and State of New York known and designated as Lot 63 in Block 2679, Section 10 on the Tax Map of the City of New York for the Borough of Bronx, as said Map was on 4/28/82.

AS TO PARCEL C (BLOCK 2679 LOT 35):

ALL that certain lot, piece or parcel of land, situate, lying and being in the Borough of Bronx, County of Bronx, City and State of New York known and designated as Lot 35 in Block 2679, Section 10 on the Tax Map of the City of New York for the Borough of Bronx, as said Map was on 8/3/76.

AS TO PARCEL D (BLOCK 2679 LOT 34):

All that certain plot, piece or parcel of land, situate, lying and being in the Borough of Bronx, City and State of New York, bounded and described as said Tax Nap as on 7/25/72 as Section 10 Block 2679 Lot 34.

                                   SCHEDULE B

                              ESTOPPEL CERTIFICATE

North Fork Bank
275 Broad Hollow Road
Melville, New York 11747

     Re:    Lease dated _______________________ (the "Lease") between
            ____________________________________(the "Landlord") and
            ____________________________________(the "Tenant")
            Relating to premises at ____________________________________
            (the "Property").

            Proposed Mortgage between __________________________________
            as mortgagor and North Fork Bank as mortgagee
            (the "Mortgage").

Gentlemen:

                  The undersigned is Tenant under the Lease and, hereby certifies to the mortgagee as follows:

                  a.    The Lease is unmodified and in full force and effect;

                  b. Under the Lease, Tenant is presently obligated to pay rent at the rate of $________________ per month. Rent is paid through and including ____________________ 19 . No rent has been or will be paid more than 30 days in advance, and Tenant has no claim against the Landlord for any deposits or other sums;

                  c. No notice of default or termination of the Lease has been served on Tenant under the terms of the Lease;

                  d. To the best of Tenant's knowledge, neither it nor the Landlord are in default in any way under the Lease. In addition, Tenant certifies that no event has occurred that with the passage of time or giving of notice would constitute default under the Lease by either it or the Landlord.

                  e. There has not been filed by or against nor, to the best of the knowledge and belief of Tenant, is there threatened against or contemplated by Tenant, a petition in bankruptcy, any assignment for the benefit of creditors, or any partition seeking reorganization or arrangement under the bankruptcy laws of the United States or of any state thereof.

                  f. The address for notices to be sent to Tenant is as set forth in the Lease.

                  g. Tenant has no right of first refusal, option or other right to purchase the Property or any part thereof, including, without limitation, the Premises.

                  h.    The Lease is subject and subordinate to the Mortgage.

                  i. Tenant understands that Landlord intends to assign the Lease to Lender and agrees that if Lender so requests pursuant to such assignment, Tenant will pay all rents and other charges due and payable under said Lease directly to Lender.


                                          ____________________________________

                                          ____________________________________

                                                  Mortgage No.

                      -------------------------------------
                      WESTERN BEEF PROPERTIES, INC., f/k/a
                      EAST CENTRAL MEATS, INC.

                                       TO

                                 NORTH FORK BANK

                      -------------------------------------

                         MORTGAGE AND SECURITY AGREEMENT

                     -------------------------------------

                            The land affected by the
                           within instrument lies in:

1030 Union Ave.          XXXXXXXX   Block 2679   Lot    1  County   Bronx
1057-1059 Prospect Ave.  XXXXXXXX   Block 2679   Lot   34  County   Bronx
1053-1055 Prospect Ave.  XXXXXXXX   Block 2679   Lot   35  County   Bronx
815-823 E. 165th Street  XXXXXXXX   Block 2679   Lot   57  County   Bronx
1020 Union Avenue        XXXXXXXX   Block 2679   Lot   63  County   Bronx


                              RECORD AND RETURN TO:

                       BENJAMIN J. KLEMANOWICZ, JR., P.C.
                         1001 Franklin Avenue, Suite 311
                           Garden City, New York 11530

                                  MORTGAGE NOTE
$ 1,700,000.00                                                  December 2, 1998

      FOR VALUE RECEIVED, WESTERN BEEF PROPERTIES INC., a New York corporation with an office at 47-05 Metropolitan Avenue, Ridgewood, New York 11383 (the "Maker") promises to pay to NORTH FORK BANK, a New York banking corporation, or order, at 275 Broad Hollow Road, Melville, New York 11747, Attention: Loan Servicing Department (the "Payee"), or at such other place as may be designated in writing by the holder of this Note, the principal sum of ONE MILLION SEVEN HUNDRED ($1,700,000.00) DOLLARS with interest thereon from the date hereof at the per annum rate equal to North Fork Bank's Prime Rate, as same may adjust from time to time, in monthly interest only payments, commencing on the 4th day of January, 1999, and continuing on the 4th day of each succeeding month thereafter, until the 4th day of December, 2001, the Maturity Date, when any unpaid balance, together with any interest as may then be due and owing, shall be paid in full. Each payment when received by the holder thereof will be applied to interest at the rate aforesaid then to principal until the Maturity Date, namely, December 4, 2001 on which date all outstanding principal, together with interest then due, shall be paid in their entirety.

      The Maker shall have full right to prepay this indebtedness, in whole or in part, at any time, without penalty.

      Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

      This Note is secured by a mortgage made by the Maker to the Payee of even date herewith (the "Mortgage"), on the premises known as 1030 Union Avenue, Block 2679 Lot 1, a/k/a 1041 Prospect Avenue, Block 2679, Lot 34, 1053-1055 Prospect Avenue, Block 2679, Lot 35, East 165th Street Block 2679 Lot 57 and 1020 Union Avenue, Block 2679 Lot 63, Bronx, New York (the "Premises") and is subject to the terms and provisions of the Mortgage, to which reference is made for description of the events of default and the rights of acceleration of maturity in the event of default.

      All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when delivered in person or sent by certified mail, return receipt requested, to any party hereto at its address above stated or at such other address of which it shall have notified the party given such notice in writing as aforesaid.

      The provisions and covenants of this Note shall be binding upon the Maker and shall inure to the benefit of the Payee, any subsequent holder of this Mortgage and their respective successors and assigns. Any privileges granted to Maker shall inure to the benefit of any successors or assigns of the Mortgaged premises.

      The Payee may collect a late charge, not to exceed four (4) cents for each dollar of each installment of principal, and/or interest and and/or other sum which is not made within ten (10) days of when due, or, if applicable, which cannot be debited from its account due to insufficient balance on its debit date.

      All payments shall be made by automatic debit from an account maintained at the bank in which borrower shall maintain a balance sufficient to pay any and all monthly payments. The interest on the Note shall be paid monthly in arrears, computed on the basis of a 360 day year and actual number of days elapsed.

      This note may not be changed or terminated orally.


                                            WESTERN BEEF PROPERTIES INC.

                                            BY: /s/ Frank Castellana
                                                -----------------------------
                                                Frank Castellana, Exec. VP

STATE OF NEW YORK
                   Ss:
COUNTY OF SUFFOLK

      On the 2nd day of December, 1998 before me personally came FRANK CASTELLANA to me known, who, being by me duly sworn, did depose and say that he resides at 47-05 Metropolitan Avenue, Ridgewood, New York 11383 That he is the Executive Vice-President of WESTERN BEEF PROPERTIES INC. the corporation described in and which executed the foregoing instrument; and that he signed his name to said instrument by order of the Board of Directors of said corporation.


                                          /s/ James W. Burns
                                          ------------------------------
                                          Notary Public

                                                      JAMES W. BURNS
                                                Notary Public State of New York
                                                        No. 4524231
                                                  Qualified in Nassau County
                                               Commission Expires June 30, 2000